Supplement dated April 27, 2018 to the Spinnaker® Plus Variable Annuity Prospectus
dated December 1, 2004 as supplemented

The following disclosure is added to the prospectus under Section 9: Other Information.

REPORTS TO OWNERS
We will send you an immediate confirmation of certain non-systematic transactions, such as purchase payments made, loans, loan repayments, withdrawals, transfers among subaccounts, death benefit payments and any changes to your subaccount allocations. We will also send you a quarterly statement which will show (as of quarter end), any purchase and sale transactions, your current subaccount allocations, and any earnings or losses for the quarter. The quarterly statement will also include confirmations of your transactions under scheduled transfer options such as Dollar Cost Averaging, Appreciation or Interest Sweep, and Portfolio Rebalancing. Your fourth quarter statement will contain annual information about your contract value and transactions. On request, we will send you a current statement with the information described above.

Effective on or about April 30, 2018, the Invesco V.I. Global Health Care Fund changed its name to Invesco V.I. Health Care Fund. Accordingly, any references to the Invesco V.I. Global Health Care Fund in the prospectus is updated to the Invesco V.I. Health Care Fund.

Effective on or about May 1, 2018, the Federated Managed Volatility Fund II will be designated as the Primary Share Class. Accordingly, any reference to Federated Managed Volatility Fund II in the prospectus is updated to be Federated Managed Volatility Fund II Primary Shares.